Amendment No. 2

To

Asset Purchase and Sale Agreement

This AMENDMENT NO. 2 TO ASSET PURCHASE AND SALE AGREEMENT (this “Amendment”) is entered to as of this 14th day of February, 2008 and amends in certain respects that certain ASSET PURCHASE AND SALE AGREEMENT made and entered into as of October 8, 2007 (the “Effective Date”), as amended by that certain Amendment No. 1 to Asset Purchase and Sale Agreement, dated as of February 8, 2008 (collectively, the “Original Agreement” and as amended by this AMENDMENT No. 2, the “Agreement”), by and among PACIFIC THEATRES EXHIBITION CORP., a California corporation (“Pacific”), CONSOLIDATED AMUSEMENT THEATRES, INC., a Hawaii corporation (“Consolidated” and, collectively with Pacific, “Seller”), MICHAEL FORMAN and CHRISTOPHER FORMAN (collectively, the “Formans”), on the one hand, and CONSOLIDATED AMUSEMENT THEATRES, INC, a Nevada corporation (“Buyer”), and READING INTERNATIONAL, INC., a Nevada corporation (“RDI”), on the other hand, with reference to the following facts:

WHEREAS, the parties desire to amend certain terms of the Original Agreement by entering into this Amendment;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

1.           Section 9.1 of the Original Agreement is hereby deleted and replaced with the following:

“9.1           Closing Date.  Subject to the satisfaction (or waiver by Buyer or Seller as provided therein) of the conditions precedent in Articles 5 and 6 hereof, the transactions contemplated by this Agreement shall be consummated at a closing (the “Closing”) at the offices of Weissmann Wolff Bergman Coleman Grodin & Evall, LLP, 9665 Wilshire Boulevard, Ninth Floor, Beverly Hills, California 90212.  The Closing shall occur on Friday, February 22, 2008 (the “Scheduled Closing Date”).  The date of the Closing is sometimes referred to herein as the “Closing Date.”  The Closing shall be effective as of 8:00 a.m. (local time) on the Closing Date.”

2.           This Amendment may be executed in two or more counterparts (including facsimile counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITHNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.

PACIFIC THEATRES EXHIBITION CORP., a California corporation By: /s/ Ira S. Levin, VP Name: Ira S. Levin Its: Vice President
CONSOLIDATED AMUSEMENT THEATRES, INC., a Hawaii corporation By: /s/ Ira S. Levin, VP Name: Ira S. Levin Its: Vice President
CONSOLIDATED AMUSEMENT THEATRES, INC., a Nevada corporation By: /s/ Andrzej Matyczynski Name: Andrzej Matyczynski Its: CFO
/s/ Michael R. Forman MICHAEL FORMAN
/s/ Christopher S. Forman CHRISTOPHER FORMAN
READING INTERNATIONAL, INC., a Nevada corporation By: /s/ Andrzej Matyczynski Name: Andrzej Matyczynski Title: CFO